Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments And Contingent Liabilities
Commitments and contingent liabilities

Note 11 – Commitments and contingent liabilities

A.	Licenses

On September 15, 2014, Nano-Technologies engaged in a licensing agreement with Yissum – Research Development Company of the Hebrew University of Jerusalem, Ltd. (“Yissum”), whereby Nano-Technologies would be granted an exclusive right to use the patents owned by Yissum, to manufacture nano-conductive ink for printing electronic circuits with a unique method. In consideration for the said exclusive usage right, Nano-Technologies would pay Yissum royalties of approximately 3% of the total sales of the conductive ink. The terms of the licensing agreement are for the duration of the patents and patent requests. On April 2, 2015, Nano-Technologies and Yissum entered into an amended and restated agreement pursuant to which the license granted to Nano-Technologies was expanded to include exclusive rights for use of a unique method to produce silver nano-particles for the production of conductive ink for any purpose and any potential market that it defines as a target market. On May 14, 2015, in connection with the entry into the amended and restated agreement, the Company’s board of directors approved a grant of 559,097 non-tradable share options to Yissum, immediately exercisable into 559,097 Ordinary Shares, during a period of five years and in consideration for an exercise price of NIS 2.7 per share.

Following management' reassessment, the cost of the license was impaired and recognized as an expense during the year ended December 31, 2015.

B.	Contingent liabilities

On March 19, 2015, a claim was filed seeking damages in the amount of NIS 20,000,000 against the Company, Nano-Technologies, shareholders of the Company, officers and employees of the Group (together, the “Defendants”). The claim was filed by a third party (the “Plaintiff”) alleging that commercial secrets and technology that were developed by the Defendants in the field of 3-D printing were misappropriated, allegedly, through an officer and an additional employee of the Group that were employed by the Plaintiff in the past. In addition, the Plaintiff sought, among others, to order the Defendants, if the claim was accepted, to cease to make use of the allegedly misappropriated know-how and technology, and assign the rights to certain patents and patent applications owned by the Group to the Plaintiff.

On March 20, 2017, the Company announced that the Company and the Plaintiff reached a settlement agreement. As a part of the settlement agreement, the parties agreed that the legal proceedings will end, and the lawsuit against the Company will be dismissed, without any material effect on the Company’s activity. On March 19, 2017, the court approved the dismissal of the lawsuit.

C.	Commitments

The Group leases its headquarters, manufacturing and research and development facility and cars under long-term non-cancelable operating leases, certain of which provide for renewal options.

Rental fees and maintenance expenses for the year 2017 were approximately NIS 3,563,000 (2016: NIS 1,566,000 and 2015: NIS 957,000).

Future minimum lease payments for all existing long-term, non-cancelable operating leases, as well as purchase orders and other contractual obligations as of December 31, 2017 are as follows:

Thousand NIS
2018	5,640
2019	905
2020	821
2021 and thereafter	2,259

Total	9,625